Exhibit 10.1

SBA Paycheck Protection Program

PROMISSORY NOTE

SBA Loan #	88277371-04
Date	May 8, 2020
Loan Amount	$ 1,317,100.00
Interest Rate	1.00% fixed
Borrower	Ranor, Inc.
Lender	Berkshire Bank

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the principal amount referenced above, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act enacted March 27, 2020.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“Paycheck Protection Program” means the Paycheck Protection Program under Section 7(a)(36) of the Small Business Act of 1953, as amended.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Initial Deferment Period: No payments are due on this loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

Loan Forgiveness: Borrower may apply for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a.	Payroll costs
b.	Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)
c.	Any payment on a covered rent obligation
d.	Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. In the event Borrower has received an EIDL advance, such amount shall be subtracted from the loan forgiveness amount.

Maturity: This Note will mature two years from date of first disbursement of this loan.

Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the loan.

Borrower must pay monthly principal and interest payments on the outstanding principal balance of the Loan amortized over the term of the Loan, unless otherwise forgiven in whole or part in accordance with the CARES Act as described above, beginning seven months from the month this Note is dated until Maturity. Payments of principal and interest must be made on such date as designated by the Lender in the months they are due. Any Loan balance remaining following forgiveness by the SBA (as described above) will be fully reamortized over the remaining term of the Loan. The entire principal balance remaining unpaid, along with all accrued and unpaid interest, shall be due and payable at Maturity.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose or otherwise fails to comply with the requirements of the Paycheck Protection Program..

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
F.	Fails to pay any taxes when due;
G.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H.	Has a receiver or liquidator appointed for any part of their business or property;
I.	Makes an assignment for the benefit of creditors;
J.	Except as provided in the CARES Act, has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
K.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or
L.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower; or
C.	File suit and obtain judgment.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for prior liens, insurance, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and
B.	Release anyone obligated to pay this Note;

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors and assigns, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:
A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

10.	STATE-SPECIFIC PROVISIONS:

CONFESSION OF JUDGMENT. THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THIS NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS’ FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL. THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

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Notwithstanding anything contained herein to the contrary, in the event that any terms in this Note conflict with any provisions in the CARES Act’s Paycheck Protection Program, the parties shall be bound by the CARES Act and any implementing rules and regulations promulgated in connection therewith.

11.	BORROWER’S NAME(S) AND SIGNATURE(S):

The undersigned represents that any individual signing this Note is duly authorized to sign on behalf of the Borrower. By signing below, each individual or entity becomes obligated under this Note as Borrower.

Ranor, Inc.

By: /s/ Alexander Shen

Name: Alexander Shen

Title: Authorized Representative